UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

TechTarget, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton MA	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 14, 2017, TechTarget, Inc. (the “Company”) disclosed its results for the quarter and twelve (12) months ended December 31, 2016 in its Shareholder Letter, which is posted on the Investor Information section of its website at www.techtarget.com. The Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Shareholder Letter dated February 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: February 14, 2017	By:	/s/ Daniel T. Noreck
Daniel T. Noreck
Chief Financial Officer and Treasurer